Prospectus supplement dated December 19, 2017
to the following prospectus(es):
BOA CVUL Future (NWL), BAE Future Corporate FPVUL, Next Generation Corporate Variable Universal Life, and Future Executive VUL prospectus dated May 1, 2017
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following investment options are only available to policies issued prior to December 31, 2017:
•	Davis Variable Account Fund, Inc. - Davis Value Portfolio
•	Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
•	Invesco - Invesco V.I. Small Cap Equity Fund: Series I Shares
•	Ivy Funds Variable Insurance Portfolios - Asset Strategy
•	Ivy Funds Variable Insurance Portfolios - High Income
•	PIMCO Variable Insurance Trust - Foreign Bond Portfolio (unhedged): Administrative Class